UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 2008

                            -------------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)


   California                 001-33897                   46-0476193
(State or other       (Commission File Number)        (I.R.S. Employer
jurisdiction of                                    Identification Number)
 incorporation)


          27710 Jefferson Avenue
               Suite A100
          Temecula, California                              92590
(Address of principal executive offices)                 (Zip code)


       Registrant's telephone number, including area code: (951) 694-9940


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers; Compensatory Arrangements of Certain
Officers.

     On December 17, 2008, the Board of Directors of Temecula Valley Bancorp Inc. ("Company") and Temecula Valley Bank" ("Bank"), took various action, as more fully described in the attached exhibit, including: the appointment of a new Chief Executive Officer and a new President for the Bank and the Company; changes in compensation as a result of these appointments; the appointment of a new Chairman of the Board for the Bank and the Company; and the appointment of two new directors to both the Board of the Company and the Bank.


Item 9.01 - Financial Statements and Exhibits.

        (a)     Financial Statements of Businesses Acquired. Not applicable.

        (b)     Pro Forma Financial Information. Not applicable.

        (c)     Shell Company Transactions. Not applicable.

        (d)     Exhibits.


Exhibit No.                Description
----------                 -----------

10.1                       Chairman Appointment, New Directors and Executive
                           Officers/Compensation



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TEMECULA VALLEY BANCORP INC.


Date: December 19, 2008                     By:   /s/ FRANK BASIRICO, JR.
                                                  -------------------------
                                                  Frank Basirico, Jr.
                                                  Chief Executive Officer